Exhibit 10.12.1
                                AMENDMENT NO.1
                                    TO THE
                     EXECUTIVE SAVINGS PLAN FOR FIRSTBANK
                 (ALSO KNOWN AS ACCESS ANYTIME BANCORP, INC.)

         THIS AMENDMENT is approved and adopted by FIRSTBANK on this 26th day of August 1999.

                                   RECITALS

         A. FIRSTBANK (also known as Access Anytime BanCorp, Inc.) (the "Bank"), executed the Executive Savings Plan for FIRSTBANK or Access Anytime BanCorp, Inc. (the "Plan"), effective June 1, 1998, in order to provide a means for select highly compensated and management employees to defer a portion of their compensation and to encourage them to provide additional financial security for the future.

         B.       Section 10.2 of the Plan provides in part as follows:

         "the Plan may be amended from time to time in any respect whatever by resolution of the board of directors of the Bank specifying such amendment. . ."

         C.       The Bank now desires to amend the Plan.

                                   AMENDMENT

         The Bank hereby amends the Plan as follows:

         1. SECTION 1.1(A)(12) OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         (12) "Employee" shall mean all employees of the Bank who hold the position of Vice President for the Bank or any higher executive position at the Bank, as determined by the Bank.

         2. SECTION 1.1(A)(18) OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         (18) "Participant" shall mean an Employee who has completed and filed a written application for participation as required under Sections 2.2 and 2.4 of the Plan.

         3.       THIS AMENDMENT TO THE PLAN SHALL BE EFFECTIVE AS OF JUNE 1,
1999.

Exhibit 10.12.1

         4. ANY INCONSISTENT PROVISION OF THE PLAN SHALL BE READ CONSISTENT WITH THIS AMENDMENT.

         5. EXCEPT AS AMENDED ABOVE, THE BANK HEREBY AFFIRMS AND READOPTS EACH AND EVERY OTHER PROVISION OF THE PLAN.

         IN WITNESS WHEREOF, the Bank has executed this amendment as of the date first mentioned above.


                                 FIRSTBANK

                                 By:
                                    -------------------------------------------
                                        Ken Huey, Jr.

                                 Title:
                                       ----------------------------------------
                                        President